Investor & Analyst Day – October 2015

2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Prime, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Safe Harbor

3 Management Team Attending Monty J. Bennett Chairman & Chief Executive Officer Ashford/Predecessor Experience: 26 yrs Douglas A. Kessler President Ashford/Predecessor Experience: 13 yrs Jeremy J. Welter EVP – Asset Management Ashford/Remington Experience: 10 yrs David A. Brooks Chief Operating Officer & General Counsel Ashford/Predecessor Experience: 23 yrs Deric S. Eubanks Chief Financial Officer Ashford Experience: 12 yrs J. Robison Hays III Chief Strategy Officer Ashford Experience: 10 yrs

4 Investor Day Timeline Vision Monty J. Bennett, Chairman & Chief Executive Officer Strategy Execution Douglas A. Kessler, President Asset Management Jeremy J. Welter, EVP – Asset Management Balance Sheet Overview Deric S. Eubanks, Chief Financial Officer Speaker Subject Time 10:30 am – 10:45 am 10:45 am – 10:55 am 10:55 am – 11:10 am 11:10 am – 11:20 am Ashford Hospitality Prime Q&A Optional Lunch with Management 11:20 am – 11:30 am 11:30 am – 12:30 pm

5 Ashford on Mobile & Social Media Follow Chairman and Chief Executive Officer, Monty J. Bennett, on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford The Ashford App is now available for free download at Apple's App Store and Google Play Store by searching "Ashford”

Vision – Monty Bennett, Chairman & CEO Bardessono Hotal & Spa Yountville, CA

Ashford Hospitality Prime Vision  Well defined strategy investing in luxury hotels in gateway and resort markets 7 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Chicago Sofitel WaterTower Chicago, IL`  Grow platform through accretive acquisitions of high quality assets  Maintain highly- aligned management team and organizational structure  Simple and straightforward investment profile  Grow organically through strong revenue initiatives  Maintain conservative capital structure with target Net Debt / EBITDA of 5.0x or less  Continue to take steps to improve shareholder value and increase total shareholder return

Strategic Alternatives Update  In August, the Company announced a plan to explore a full range of strategic alternatives including a possible sale of the Company  Independent directors engaged Deutsche Bank as advisors  Board is discussing all possible strategic alternatives to maximize value for shareholders  No timetable has been set on finalizing any strategic alternative decision 8

Recent Developments 9  Acquisition of the Bardessono Hotel & issuance of convertible preferred equity  Very high quality asset in high demand market with high barriers to entry  Enabled us to grow the portfolio without raising dilutive equity  Amendments to Advisory Agreement with Ashford, Inc.  Receive key money ($2 million thus far)  Termination right without fee upon Advisor CoC  Shorten initial term of agreement  Reduction in base fee amount  Purchase of approximately 175,000 shares of Ashford, Inc. common stock  Executed strategic goal of increased alignment for AHP  AHP shareholders will participate in the economics of the Advisor  Opportunistic transaction given growth profile  Belief in long-term value of AINC  Termination fee clarification

6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x $75.00 $100.00 $125.00 $150.00 $175.00 $200.00 $225.00 $250.00 2016E EBITDA Multiple * YTD 2015 RevPAR PEB BEE HT LHO CHSP HST DRH FCH SHO RHP CLDT RLJ AHP INN HPT AHP  The Company's trading discount is almost entirely explained by a lack of liquidity with statistically significant independent variables as performed in two-variable regression analysis Relative Trading 10 EBITDA Multiple vs. YTD 2015 RevPAR (as of 10/13/2015) *Based on consensus 2016 EBITDA estimates Source: Thomson, SNL & company filings AHP's predicted EBITDA multiple utilizing regression equation

6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x $75.00 $100.00 $125.00 $150.00 $175.00 $200.00 $225.00 $250.00 2016E EBITDA Multipl e (1) YTD 2015 RevPAR ` Discount to Private Market Values 11 EBITDA Multiple vs. YTD 2015 RevPAR (as of 9/10/2015) (1) Based on consensus 2016 EBITDA estimates (2) Based on Cannacord Genuity Research: REITs Lodging (September 10, 2015) Source: ThomsonOne, SNL & company filings

Highest Insider Ownership 12 Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford Prime includes direct & indirect interests & interests of related parties Insider Ownership 14%* 5% 4% 3% 3% 2% 2% 2% 2% 1% 1% 1% 1% 1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% AHP HT INN RLJ FCH CLDT Peer Avg CHSP HST PEB DRH BEE SHO LHO

Asset Performance 13 Source: Company filings 11.6% 9.2% 8.8% 8.3% 6.8% 6.3% 5.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% DRH PEB LHO AHP SHO BEE CHSP 9.8% 7.4% 7.0% 6.8% 5.8% 4.7% 3.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% AHP BEE SHO DRH CHSP LHO PEB 2014 RevPAR Growth YTD Q2 2015 RevPAR Growth

Shareholder Alignment 14 Peers Ashford Prime  Incentivized to grow  No sizeable share repurchases  Low insider ownership  Reluctance to monetize  Internal  Incentivized to outperform  Significant share repurchases  High insider ownership  Willingness to monetize  External or internal  History  Remington involvement

PKF RevPAR Growth Forecasts 15 PKF RevPAR Growth 5.4% 8.2% 6.8% 5.4% 8.3% 7.2% 6.3% 5.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2010 2011 2012 2013 2014 2015F 2016F 2017F Historical RevPAR Growth Forecased RevPAR Growth

Future Potential Growth 16 COMPOUNDED 2-YEAR REVPAR GROWTH RATE 24.3% 5.0% 5.5% 6.0% 6.5% 7.0% 20.0% 8.2% 9.0% 9.9% 10.7% 11.6% 25.0% 10.3% 11.3% 12.4% 13.4% 14.5% 30.0% 12.3% 13.6% 14.8% 16.1% 17.4% 35.0% 14.4% 15.8% 17.3% 18.8% 20.3% 40.0% 16.4% 18.1% 19.8% 21.5% 23.2% 45.0% 18.5% 20.3% 22.2% 24.2% 26.1% 50.0% 20.5% 22.6% 24.7% 26.8% 29.0% 55.0% 22.6% 24.9% 27.2% 29.5% 31.9% 60.0% 24.6% 27.1% 29.7% 32.2% 34.8% 65.0% 26.7% 29.4% 32.1% 34.9% 37.7% 70.0% 28.7% 31.6% 34.6% 37.6% 40.6% 2- YE A R EB IT D A F LO W % CUMULATIVE 2-YEAR EBITDA GROWTH

Key Takeaways 17  High quality portfolio  Simple, focused strategy on luxury hotels  Focus on increasing shareholder value with review of strategic alternatives  Strong industry fundamentals  Strong management team with a long track record of creating shareholder value  Highly-aligned platform through management structure and high insider ownership

Strategy Execution – Douglas Kessler, President Marriott Seattle Waterfront Seattle, WA

Maximizing Shareholder Value  Consistently committed to maximizing shareholder value including the following initiatives:  Doubled common dividend to $0.10 per share in Q2 2015  $65 million convertible preferred equity raise at $18.90 conversion price  Accretive acquisition of the luxury Bardessono Hotel & Spa in Q3 2015 with use of "key-money" from Ashford, Inc.  Best in class asset management team with strong history of organic value creation  Review of strategic alternatives to improve shareholder value 19

High Quality Portfolio


Marriott Seattle
Seattle, WA
Courtyard Seattle Downtown
Seattle, WA
Chicago Sofitel Water Tower
Chicago, IL
Courtyard Philadelphia
Philadelphia, PA
Capital Hilton
Washington D.C.
Courtyard San Francisco
San Francisco, CA
Renaissance Tampa
Tampa, FL
Bardessono Hotel & Spa
Yountville, CA
Hilton Torrey Pines
La Jolla, CA
Marriott Plano Legacy
Plano, TX
Pier House Resort
Key West, FL

ASHFORD HOSPITALITY PRIME

▲ *Ashford Prime Hotels*

20

Portfolio Overview

	Location	Number of Rooms	TTM ADR[(1)]	TTM Occ. [(1)]	TTM RevPAR[(1)]	TTM Hotel EBITDA[(1)]	*% of Total*	RevPAR Index[(1)]
Courtyard Philadelphia Downtown	Philadelphia, PA	499	$171.98	82.8%	$142.34	$12,316	*10.6%*	120%
Marriott Plano Legacy	Dallas, TX	404	$186.79	69.7%	$130.18	$10,743	*9.3%*	134%
Courtyard San Francisco Downtown	San Francisco, CA	405	$261.37	92.2%	$241.09	$13,671	*11.8%*	106%
Courtyard Seattle Downtown	Seattle, WA	250	$189.88	80.1%	$152.07	$6,310	*5.4%*	111%
Marriott Seattle Waterfront	Seattle, WA	358	$251.33	81.4%	$204.61	$14,103	*12.2%*	115%
Renaissance Tampa	Tampa, FL	293	$167.01	81.3%	$135.70	$5,875	*5.1%*	130%
Capital Hilton	Washington D.C.	550	$221.97	85.4%	$189.54	$16,219	*14.0%*	110%
Hilton Torrey Pines	La Jolla, CA	394	$185.69	86.0%	$159.74	$12,820	*11.1%*	106%
Chicago Sofitel Water Tower	Chicago, IL	415	$227.18	80.8%	$183.48	$9,902	*8.5%*	97%
Pier House Resort	Key West, FL	142	$391.96	88.0%	$344.98	$9,361	*8.1%*	102%
Bardessono Hotel	Napa Valley, CA	62	$694.94	80.1%	$556.82	$4,560	*3.9%*	107%
Total Portfolio		**3,772**	**$224.20**	**82.6%**	**$185.22**	**$115,880**	***100.0%***	**111%**

- High quality portfolio with total ADR and RevPAR of $224 and $185, respectively for the TTM period
- High performing portfolio with total occupancy of 83%
- High market share portfolio with a total RevPAR index of 111%
- Geographically diversified portfolio located in strong markets
- Highest TripAdvisor ranking among publicly-traded Hotel REITs[(2)]

ASHFORD
HOSPITALITY PRIME

(1) As of June 30, 2015 for 11 owned hotels as of October 20, 2015
(2) Wells Fargo Securities Research; Lodging: TripAdvisor Rankings (September 4, 2015)
Note: Hotel EBITDA in thousands

21

Investment Strategy 22  Luxury hotels  Gateway and resort markets  Disciplined capital allocation  Lower leverage Investment Strategy Competitive Advantage  Material impact of one acquisition to portfolio given size  Market knowledge given existing presence across all Ashford companies  Opportunity for best in class Remington property management  Closing capability, speed, and industry relationships  Proven track record of value creating transactions

Recent Acquisition – Bardessono Hotel  Premier asset in Napa Valley  One of the strongest and most desirable lodging markets in the U.S. with very high barriers to entry and minimal new supply  Extraordinary RevPAR of over $550  The only California LEED Platinum certified hotel was built in 2009 and is in outstanding physical condition with minimal capex needs  Consistent with the Company's luxury hotel investment profile 23 Acquisition Highlights Investment Thesis  Value-add opportunity for Remington property management  Potential development of 2 - 3 luxury villas  Attractive, high-demand Napa Valley resort location  Increases total portfolio RevPAR  New market increases earnings quality and diversifies earnings stream

Asset Management – Jeremy Welter, EVP Pier House Resort Key West, FL

Asset Management Overview 25 Strong Operational Performance Ownership Value Add

Strong Operational Performance 26 Strong Operational Performance  Maximize revenue generating opportunities throughout the portfolio with creative pricing strategies  Continuously meet performance expectations even under challenging market conditions  Consistently outperform peer average in EBITDA flow-through (5 of the past 6 years) (1) (1) Per public filings. Average includes BEE, CHSP, CLDT, PEB, DRH, INN, FCH, LHO, RHP, RLJ, SHO, HST, HT Hotel EBITDA Flow-Through

Case Study – Marriott Seattle 27 Seattle Marriott Waterfront – Seattle, WA Segment Jul-Aug 2012 Jul-Aug 2013 Jul-Aug 2014 Jul-Aug 2015 ADR Premium Retail $ 327.49 $ 354.85 $ 411.14 $ 449.95 Regular Retail $ 281.73 $ 309.96 $ 348.03 $ 371.66 Difference $ 45.76 $ 44.90 $ 63.10 $ 78.29 Premium Rooms  Identified 23 corner rooms with views of the water to transition to premium Corner King rooms  Total number of premium rooms is 200, 56% of the total room inventory  Corner King rooms can sell at $100 above regular retail during peak summer season  Fewer regular retail rooms make it easier to fence out special corporate rates during peak times  Sell premium rooms in advance, leading to higher regular retail rates after premium rooms sell out  Use length-of-stay restrictions on regular retail to encourage booking premium rooms Implementation Summary: 300 bps RevPAR index gain since 2011

Case Study – Capital Hilton


RPI, Trailing 12-Months
+370 bps growth
110
109
108
107
106
105
104
Dec-13
Mar 14
Jun-14
Sep-14
Dec-14
Mar 15
Jun-15


The Capital Hilton
The Capital Hilton – Washington, DC


The Capital Hilton – Washington, DC

Implemented Revenue Strategies:

- Installed Upsell program, driving $250,000 of incremental revenue
- Daily focus on pricing in order to drive retail transient penetration to historical high; retail RPI up 19% TTM
- Weekly reviews of group position, leading to 5% TTM group RPI growth
- Upgraded Director of Revenue Management in Q1 2015

ASHFORD HOSPITALITY PRIME
28

Case Study – Marriott Plano Legacy 29 108 110 112 114 116 118 120 122 124 126 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 RPI, Trailing 12-Months  Strong RPI growth despite opening of Hilton Granite Park in Sep. 2014  Installed Sr. RM in Q1 2014  2014 & 2015 Business Transient Pricing Strategy led to premium increases with key accounts  Renovated meeting space in 2014  Monthly review with Area & Group Sales Offices to grow group RPI Implemented Revenue Strategies: Plano Marriott Legacy – Plano, TX Plano Marriott Legacy – Plano, TX +1,640 bps growth Hilton Granite Park Opening (1.2 miles from Marriott Plano)

Ownership Value Add 30 Ownership Value Add  Exceptional track record of significantly improving revenue and profitability following acquisition  Identify opportunities to add keys in destination and high barrier to entry markets  Evaluate portfolio for opportunities to reposition assets to capture higher rated business and improve profitability

Case Study – Conversion to Remington Managed 31  Asset management performance significantly exceeded underwriting  Eliminated $1.5mm in expenses through cost cutting initiatives:  Right-sized staffing level  Implemented improved housekeeping practices  Identified additional F&B efficiencies  Realized synergies with other Remington- managed Key West assets  Saved $385,000 in insurance expense by adding to Ashford program  Realized approximately $350,000 in annualized incremental parking revenue Implemented Strategies: Pier House Resort – Key West, FL Pier House Resort Jun-May 2013 Pre-Takeover Jun-May 2014 Post-Takeover Increase (%, BPs) RevPAR $283.94 $323.66 14.0% Total Revenue* $19,196 $21,284 10.9% RPI 97.7 101.7 +409 EBITDA* $6,031 $8,312 37.8% EBITDA Flow 109.2% *$ in Thousands  Original going-in cap rate of 6.2% in May 2013 and current cap rate of 9.4%

Case Study – Room Additions 32  Fourth highest occupancy hotel in Prime portfolio  Iconic hotel located in downtown Washington DC and 3 blocks north of the White House  Converted 1 Ambassador Suite and relocated concierge lounge to 1st floor, gained 6 additional keys Project Overview:  Fourth highest RevPAR in Prime portfolio  Destination market with high barriers to entry location overlooking Elliott Bay near Pike Place Market  Ashford to invest $900,000 to relocate the concierge lounge to 1st floor, adding 3 guestrooms Project Overview: Marriott Seattle Waterfront – Seattle, WA The Capital Hilton – Washington, DC

Opportunity – Courtyard San Francisco 33  Courtyard San Francisco has historically underperformed compared to the rest of Ashford’s select portfolio in ADR index  A one point increase in RevPAR index equals $171,000 in EBITDA  Repositioning hotel with $14.5mm extensive guestrooms and lobby renovation starting Q4 2016  Custom guestrooms renovation (including king showers) will better position hotel to capture higher rated group and transient business Opportunities: Courtyard San Francisco – San Francisco, CA Opportunity Opportunity Select, excluding CY San Francisco CY San Francisco Select, excluding CY San Francisco CY San Francisco CY Philadelphia Renovation Impact

Opportunity – Bardessono Hotel 34 Bardessono – Yountville, CA  Acquired in July 2015  62 keys, 1,350 sq. ft. of meeting space  Located in Yountville, CA the “Culinary Capital of Napa Valley”  High barrier to entry market  Easily accessible to the major markets in Northern California  One of only three LEED Platinum certified hotels in the U.S., only hotel in California Hotel Overview:  Unique hotel expansion opportunity, permitted to develop 4,000 sq. ft. including 2 to 3 luxury villas to attract ultra-luxury guests  Cost control opportunities  Implementation of revenue initiatives with Remington property management in place Opportunities: Bardessono – Yountville, CA

Asset Management Overview (cont.) 35 Exceptional Guest Service Risk Management & Property Taxes Prudent Capital Investment  Risk Management – Reduced General Liability per key by 25% since 2007  Property Taxes – Aggressively appeal property tax assessments to drive down assessed values  Increased Ashford Prime portfolio scores 744 bps for the YTD period since implementing GSS recognition strategies  In Wells Fargo’s current weighted TripAdvisor rankings, Prime impressively ranked first among sixteen lodging Real Estate Investment Trusts(2)  Typically spend 10% less than peers on CapEx while generating superior operating results 12.8% 11.1% 8.4% 7.4% 6.9% 8.8% 10.6% 9.8% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 2007 2008 2009 2010 2011 2012 2013 2014 Ashford Portfolio Peer Average (1) Per public filings and SNL. Average includes BEE, CHSP, PEB, DRH, LHO, SHO (2) Wells Fargo Securities Research; Lodging: TripAdvisor Rankings (September 4, 2015) (1)

Asset Management Overview (cont.) 36 Energy Cost Management Preventive Maintenance  Conservative hedging strategy to minimize volatility while optimizing market price lows  Prime realized a utility expense savings of 16% in 2014 in deregulated markets against published utility rates  Active conservation support through best practices and energy ROI projects  Proprietary asset care program which sets quantitative and qualitative measures on preventative care of assets  Prime YTD Overall Maintenance of the Hotel as scored by the brands shows improvement of 400 bps

Balance Sheet – Deric Eubanks, CFO Chicago Sofitel Water Tower Chicago, IL

Capital Structure  Conservative leverage in line with platform strategy  Targeted Net Debt / EBITDA of 5.0x  All debt is non-recourse, property level mortgage debt 38 As of June 30, 2015 (1) Adjusted for acquisition of Bardessono Hotel and AINC stock purchase Figures in millions except per share values Stock Price (As of October 13, 2015) $14.93 Fully Diluted Shares Outstanding 32.6 Equity Value $486.8 Plus: Convertible Preferred Equity 65.0 Plus: Debt 713.4 Total Market Capitalization $1,265.2 Less: Net Working Capital(1) (155.5) Total Enterprise Value $1,109.7

Target Cash Balance and Net Working Capital 39 As of June 30, 2015 (1) Adjusted for acquisition of Bardessono Hotel and AINC stock purchase (2) Market value as of October 13, 2015  Targeted cash balance of 25% to 30% of market capitalization  Maintain excess cash balance to capitalize on opportunities  Hedge unfavorable economic shocks  Dry powder to execute opportunistic acquisitions  Exclusive use of non-recourse, property level mortgage debt Strategy Cash & Cash Equivalents(1) $75.7 Restricted Cash 28.1 Investment in AIM REHE, LP 50.5 Accounts Receivable, net 11.9 Prepaid Expenses 3.0 Due From Affiliates, net (2.6) Due from Third Party Hotel Managers 7.2 Investment in Ashford Inc. (2) 11.6 Total Current Assets $185.3 Accounts Payable, net & Accrued Expenses $26.8 Dividends Payable 3.0 Total Current Liabilities $29.8 Net Working Capital $155.5

Debt Maturities and Leverage  Target leverage: Net Debt / EBITDA < 5.0x  Maintain mix of fixed and floating rate debt  Ladder maturities  Exclusive use of property-level, non-recourse debt 40 As of June 30, 2015 (1) Assumes extension options are exercised Note: All debt yield statistics are based on EBITDA to principal Debt Maturity Schedule (mm)(1) Debt Yield: 15.5% Debt Yield: N/A Debt Yield: 12.4% $407.7 $8.1 $80.0 $266.6 0 50 100 150 200 250 300 350 400 450 2015 2016 2017 2018 2019 Thereafter Fixed-Rate Floating-Rate Debt Yield: 14.4%

Ashford Prime Q&A Hilton Torrey Pines La Jolla, CA

Investor & Analyst Day – October 2015